UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Q/C Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 249
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	QCLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Omnibus Waiver and Amendment

As previously disclosed, on September 2, 2025, Q/C Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with certain accredited investors (the “Holders”) pursuant to which it agreed to sell to the Holders in a private placement (i) shares of the Company’s Series H convertible preferred stock, par value $0.001 per share, with a stated value of $1,000 per share (the “Preferred Stock”), and (ii) certain warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment (collectively, the “Private Placement”). The terms of the Preferred Stock are set forth in the Certificate of Designations filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on September 3, 2025 (as amended, the “Certificate of Designations”). The Private Placement closed on September 4, 2025 (the “Closing Date”).

In connection with the Private Placement, the Company and the Holders entered into that certain Registration Rights Agreement, dated as of September 2, 2025 (the “Registration Rights Agreement,” and, together with the SPA, the Certificate of Designations, and the Warrants, the “Transaction Documents”), pursuant to which, the Company agreed to, among other things, prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) prior to the applicable Filing Deadline (as defined in the Registration Rights Agreement).

On September 30, 2025, the Company entered into an Omnibus Waiver and Amendment (the “Amendment”) with the Required Holders (as defined in the Certificate of Designations). Pursuant to the Amendment, the Required Holders agreed (A) to amend (i) the Certificate of Designations, as described below, by filing a Certificate of Amendment (“Certificate of Amendment”) to the Certificate of Designations with the Secretary of State, (ii) the SPA to amend the definition of “Excluded Securities” such that the definition includes the issuance of Common Stock issued after the date of the SPA pursuant to an Approved Stock Plan (as defined in the SPA) which in the aggregate does not exceed more than 15.0% of the sum of (x) shares of Common Stock issued and outstanding as of the date of the SPA, and (y) the shares of Common Stock issuable upon conversion of certain of the Company’s outstanding shares of preferred stock (the “Excluded Securities Modification”), and (iii) the Registration Rights Agreement such that the Registration Statement is required to be filed with the SEC by the date that is 30 calendar days following the Closing Date and (B) waive (i) any prohibitions or limitations under the Transaction Documents in connection with the issuance by the Company of certain warrants to purchase Common Stock to certain current and future consultants of the Company, (ii) any prohibitions or limitations under the Transaction Documents in connection with the registration of certain securities of the Company, and (iii) any failure by the Company to file the Registration Statement by the Filing Deadline.

The Certificate of Amendment amends the Certificate of Designations to amend the definition of “Excluded Securities” substantially similar to the Excluded Securities Modification. On October 3, 2025, the Company filed the Certificate of Amendment with the Secretary of State, thereby amending the Certificate of Designations. The Certificate of Amendment became effective with the Secretary of State upon filing.

The foregoing descriptions of the Amendment and the Certificate of Amendment are qualified in their entirety by reference to the full text of each such document, copies of which are filed as Exhibit 10.1 and Exhibit 3.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Consulting Agreement with James Altucher and Z-List Media

On October 1, 2025, the Company entered into a consulting agreement (the “Altucher Consulting Agreement”) with James Altucher and Z-List Media, Inc. (collectively, the “Consultants”), pursuant to which, the Consultants agreed to provide certain consulting services to the Company, including fund raising, crypto portfolio management, investor relations, strategic planning, deal flow analysis, introductions to further its business goals, advice related to sector growth initiatives and any other consulting or advisory services which the Company reasonably requests that the Consultants provide to the Company. The Altucher Consulting Agreement has a term of two years unless earlier terminated pursuant to the terms of the Altucher Consulting Agreement or upon the mutual written consent of the Company and the Consultants in accordance with the terms of the Altucher Consulting Agreement.

Pursuant to the Altucher Consulting Agreement, the Company agreed to issue to Z-List Media, Inc. warrants to purchase up to an aggregate of 400,000 shares of Common Stock, consisting of: (i) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $5.00 per share (the “First Tranche Warrant”), which were issued on the date of the Altucher Consulting Agreement (such date, the “Effective Date”), (ii) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $5.00 per share, which will be issued three months from the Effective Date (the “Second Tranche Warrant”), (iii) a warrant to purchase up to 100,000 shares of Common Stock at an exercise price of $7.50 per share (the “Third Tranche Warrant”), which will be issued nine months from the Effective Date, and (iv) a warrant to purchase up to 100,000 shares of Common Stock at exercise price of $10.00 per share (the “Fourth Tranche Warrant” and together the First Tranche Warrant, the Second Tranche Warrant and the Third Tranche Warrant, the “Consultant Warrants”), which will be issued twelve months from the Effective Date, in each case, with each Consultant Warrant subject to exercisability, forfeiture and such other terms as set forth therein.

The Consultant Warrants and shares of Common Stock issuable upon exercise of such Consultant Warrants were issued pursuant to an exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

The foregoing descriptions of the Altucher Consulting Agreement and the Consultant Warrants do not purport to be complete and are qualified in their entirety by reference to the full texts of the Altucher Consulting Agreement and Form of Consultant Warrant, copies of which are filed as Exhibits 10.2 and 4.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The matters described in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference. In connection with the issuance the Consultant Warrants as described in Item 1.01 on this Current Report on Form 8-K, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder for transactions not involving a public offering.

Item 3.03 Material Modification to Rights of Security Holders

The matters described in Item 1.01 of this Current Report on Form 8-K related to the Preferred Stock and the Certificate of Amendment are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2025 (the “Grant Date”), the Board of Directors (the “Board”) of the Company approved a grant to each of Joshua Silverman, the Company’s Executive Chairman, Christopher Schriber, a director of the Company, Bill White, a director of the Company, Stephen Friscia, a director of the Company, Mitchell Glass, the Company’s Chief Medical Officer and director of the Company, and Gary Rauch, the Company’s Vice President of Finance, of an aggregate of 200,000 restricted stock units (“RSUs”) consisting of: (i) 8,644 RSUs, 2,161 RSUs, 2,161 RUSs, 2,161 RUSs, 1,080 RSUs and 1,080 RSUs, respectively (the “Initial Grants”), which Initial Grants were issued and vested in full on the Grant Date, and (ii) 91,356 RSUs, 22,839 RSUs, 22,839 RSUs, 22,839 RSUs, 11,420 RSUs and 11,420 RSUs, respectively (the “Additional Grants”), which Additional Grants will be issued and will fully vest upon receipt of stockholder approval of an increase in the shares reserved and available under the Company’s Q/C Technologies, Inc. 2021 Equity Incentive Plan (as amended, the “Plan”). The Initial RSUs and Additional RSUs were granted pursuant to the Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Certificate of Designations of Series H Convertible Preferred Stock.
4.1	Form of Consulting Warrant.
10.1	Form of Omnibus Waiver and Amendment Agreement, dated as of September 30, 2025, by and among Q/C Technologies, Inc. and the investors party thereto.
10.2	Consulting Services Agreement, dated as of October 1, 2025, by and between the Company, James Altucher and Z-List Media, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q/C TECHNOLOGIES, INC.

Date: October 3, 2025	By:	/s/ Joshua Silverman
	Name:	Joshua Silverman
	Title:	Executive Chairman